UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

Contango Silver & Gold Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35770	27-3431051
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

516 2nd Avenue Suite 401
Fairbanks, Alaska		99701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (907) 388-7770

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CTGO	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2026, at the annual meeting of stockholders (the “Annual Meeting”) of Contango Silver & Gold Inc. (the “Company”), the Company’s stockholders were asked to consider and vote upon the following proposals:

1.
To elect seven persons to serve as directors of the Company until the annual meeting of stockholders in 2027;
2.
To ratify the appointment of Baker Tilly US, LLP as the independent auditors of the Company for the fiscal year ending December 31, 2026;
3.
To conduct a non-binding advisory vote to approve the compensation of the Company’s named executive officers; and
4.
To conduct a non-binding advisory vote on the frequency of the advisory vote on the compensation of the company’s named executive officers.

As of April 30, 2026, the record date for the Annual Meeting, the Company had outstanding 30,749,670 shares of Common Stock and 1,594,988 exchangeable shares.

Summarized below are final results of the matters voted on at the Annual Meeting:

1.
Proposal 1: Each of the director nominees was elected to the Board to serve as a director until the 2027 annual meeting of stockholders of the Company and until his respective successor is duly elected and qualified.

Name	For	Withheld	Broker Non-Votes
Clynton Nauman	14,417,465	228,281	3,216,629
Rick Van Nieuwenhuyse	14,464,535	181,211	3,216,629
Shawn Khunkhun	13,963,086	682,660	3,216,629
Michael Cinnamond	13,933,375	712,371	3,216,629
Tim Clark	14,427,965	217,781	3,216,629
Darren Devine	14,027,615	618,131	3,216,629
Brad Juneau	9,532,864	5,112,882	3,216,629
2.
Proposal 2: The stockholders ratified the appointment of Baker Tilly US, LLP as the independent auditors of the Company for the fiscal year ending December 31, 2026.

For	Against	Abstain	Broker Non-Votes
17,784,572	42,963	34,840	0
3.
Proposal 3: The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
13,099,487	1,479,740	66,519	3,216,629
4.
Proposal 4: The stockholders approved, on a non-binding advisory, the frequency of the advisory vote on the compensation of the company’s named executive officers. In light of these results, the Board determined that the Company will hold an advisory vote on the compensation of the Company’s named executive officers every year. The Company will re-evaluate this determination in connection with its next stockholder advisory vote regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers at the Company’s annual meeting of stockholders in 2032.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
13,135,398	1,299,463	89,695	121,190	3,216,629

No other business properly came before the Annual Meeting.

Item 7.01 Regulation FD Disclosure.

The Company issued a press release on June 18, 2026 relating to the results of the Annual Meeting. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of the Company, dated June 18, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO SILVER & GOLD INC.

Date:	June 18, 2026	By:	/s/ Mike Clark
Chief Financial Officer